                                                                   EXHIBIT 10.58

                                  June 30, 2000

Pinnacle Towers Inc.
301 North Cattlemen Road
Suite 300
Sarasota, Florida 34232-6312

Attn: Mr. Steve Day

         Re: Limited and Conditional Waiver for $520,000,000 Fifth Amended and Restated Credit Agreement dated as of September 17, 1999, as amended, among Bank of America, N.A., for itself and as Administrative Agent (the "Administrative Agent"), the Lenders party thereto and Pinnacle Towers Inc. (the "Borrower") (as further amended, substituted or replaced from time to time, the "Credit Agreement")

Dear Steve:

         This Limited and Conditional Waiver ("Limited Waiver") is entered into among the Borrower, Administrative Agent, and the Lenders. All capitalized terms used in this Limited Waiver but not defined shall have the meanings ascribed thereto in the Credit Agreement.

         The Borrower has informed the Administrative Agent that intends to acquire real property and improvements in St. Louis, Missouri for a purchase price not to exceed $57,000,000, for the purpose of operating and leasing as a telecommunications "carrier hotel" (the "Purchase"). The Borrower seeks a waiver of compliance with respect to Section 8.06 of the Credit Agreement with respect to types of businesses which the Borrower is permitted to purchase. The Administrative Agent and the Lenders hereby grant a one-time waiver only for the Purchase, subject to the terms and conditions set forth below.

         The Limited Waiver set forth in the preceding paragraph is subject to the condition that the Borrower has delivered to the Lenders projections and such other financial information as the Administrative Agent shall request, together with such Loan Papers as may be necessary or appropriate to create and perfect first priority Liens on the real property that is the subject of the Purchase and opinions of counsel with respect thereto.

         The Borrower represents and warrants to the Administrative. Agent that
(a) this Limited Waiver constitutes its legal, valid, and binding obligations, enforceable in accordance with the terms hereof (subject as to enforcement of remedies to any applicable bankruptcy, reorganization, moratorium, or other laws or principles of equity affecting the enforcement of creditors' rights generally), (b) there exists no Event of Default or Default under the Credit Agreement and none that

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 2

would result from the Purchase (other than as specifically waived hereby), (c) its representations and warranties set forth in the Credit Agreement and other Loan Papers are true and correct on the date hereof and after giving effect to this Limited Waiver, (d) it has complied with all agreements and conditions to be complied with by it under the Credit Agreement and the other Loan Papers by the date hereof except as waived hereby, and (e) the Credit Agreement, as waived hereby, and the other Loan Papers remain in full force and effect.

         The Borrower acknowledges that this Limited Waiver is a one-time limited and conditional continuing waiver of specific provisions of the Credit Agreement, except as waived hereby, and does not constitute a waiver by any Lender of any of its rights or remedies now or at any time in the future. The Borrower acknowledges that this Limited Waiver constitutes a "Loan Paper" as defined in the Credit Agreement.

         THIS LIMITED WAIVER AND THE LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENTORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. EXCEPT AS MODIFIED OR SUPPLEMENTED HEREBY, THE CREDIT AGREEMENT, THE OTHER LOAN PAPERS AND ALL OTHER DOCUMENTS AND AGREEMENTS EXECUTED IN CONNECTION THEREWITH SHALL CONTINUE IN FULL FORCE AND EFFECT.

         This Limited Waiver may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof hereof, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

         THIS LIMITED WAIVER AND ALL LOAN PAPERS SHALL BE DEEMED CONTRACTS MADE IN DALLAS, TEXAS AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF TEXAS, EXCEPT TO THE EXTENT FEDERAL LAWS GOVERN THE VALIDITY, CONSTRUCTION, ENFORCEMENT AND INTERPRETATION OF ALL OR ANY PART OF THIS AGREEMENT AND ALL LOAN PAPERS. WITHOUT EXCLUDING ANY OTHER JURISDICTION, THE BORROWER AGREES THAT THE COURTS OF TEXAS WILL HAVE JURISDICTION OVER PROCEEDINGS IN CONNECTION HEREWITH.

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 3

         IN WITNESS WHEREOF, this Limited Waiver is executed as of the date first set forth above.

ADMINISTRATIVE AGENT:                 BANK OF AMERICA, N.A., as
                                      Administrative Agent



                                      /s/ Roselyn M Drake
                                      -----------------------------------------
                                      By:  Roselyn M Drake
                                      Its: Managing Director

LENDERS:
                                      BANK OF AMERICA, N.A., individually as
                                      a Lender



                                      /s/ Roselyn M Drake
                                      -----------------------------------------
                                      By:  Roselyn M Drake
                                      Its: Managing Director

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 4

                                      FLEET NATIONAL BANK (formerly known
                                      as BANKBOSTON, N.A.)



                                      /s/ Ellery Willard
                                      -----------------------------------------
                                      By:  Ellery (Tim) Willard
                                          -------------------------------------
                                      Its: Vice President
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 5

                                      BANKERS TRUST COMPANY



                                      /s/ Gregory P. Shefrin
                                      -----------------------------------------
                                      By:  Gregory P. Shefrin
                                         --------------------------------------
                                      Its: Director
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 6

                                      SOCIETE GENERALE



                                      /s/ Mark Vigil
                                      -----------------------------------------
                                      By:  Mark Vigil
                                         --------------------------------------
                                      Its: Director
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 7

                                      UNION BANK OF CALIFORNIA, N.A.



                                      /s/  Craig R. Cappai
                                      -----------------------------------------
                                      By:  Craig R. Cappai
                                         --------------------------------------
                                      Its: Assistant Vice President
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 8

                                      KEY CORPORATE CAPITAL INC.



                                      /s/  Amy Ciano
                                      -----------------------------------------
                                      By:  Amy Ciano
                                         --------------------------------------
                                      Its: Vice President
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 9

                                      COBANK, ACB



                                      /s/ Teresa L. Fountain
                                      -----------------------------------------
                                      By:  Teresa L. Fountain
                                         --------------------------------------
                                      Its: Assistant Corporate Secretary
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 10

                                      CREDIT LYONNAIS NEW YORK
                                      BRANCH



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 11

                                      THE BANK OF NOVA SCOTIA



                                      /s/  VINCENT J. FITZGERALD, JR.
                                      -----------------------------------------
                                      By:  VINCENT J. FITZGERALD, JR.
                                         --------------------------------------
                                      Its: AUTHORIZED SIGNATORY
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 12

                                      DRESDNER BANK AG NEW YORK &
                                      GRAND CAYMAN BRANCHES



                                      /s/ Jane A. Majeski
                                      -----------------------------------------
                                      By:  JANE A. MAJESKI
                                         --------------------------------------
                                      Its: FIRST VICE PRESIDENT
                                          -------------------------------------



                                      /s/ Brian Schneider
                                      -----------------------------------------
                                      By:  BRIAN SCHNEIDER
                                         --------------------------------------
                                      Its: ASSISTANT VICE PRESIDENT
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 13

                                      FIRSTSTAR BANK, N.A. (formerly known
                                      as MERCANTILE BANK NATIONAL
                                      ASSOCIATION)



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 14

                                      U.S. BANK NATIONAL ASSOCIATION



                                      /s/ Thomas G. Gunder
                                      -----------------------------------------
                                      By:  Thomas G. Gunder
                                         --------------------------------------
                                      Its: Vice President
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 15

                                      CREDIT LOCAL DE FRANCE - NEW
                                      YORK AGENCY



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 16

                                      IBM CREDIT CORPORATION



                                      /s/ Ronald J. Bachner
                                      -----------------------------------------
                                      By:  RONALD J. BACHNER
                                         --------------------------------------
                                      Its: MANAGER, COMMERCIAL &
                                           SPECIALTY FINANCING SALES
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 17

                                      THE CIT GROUP/EQUIPMENT
                                      FINANCING, INC.



                                      /s/ KATIE J. SAUNDERS
                                      -----------------------------------------
                                      By:  KATIE J. SAUNDERS
                                         --------------------------------------
                                      Its: SR. CREDIT ANALYST
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 18

                                      ALLFIRST BANK



                                      /s/ Christoper L. Smith
                                      -----------------------------------------
                                      By:  Christoper L. Smith
                                         --------------------------------------
                                      Its: Senior Vice President
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 19

                                      CITY NATIONAL BANK



                                      /s/ PATRICK M. DRUM
                                      -----------------------------------------
                                      By:  PATRICK M. DRUM
                                         --------------------------------------
                                      Its: Vice President
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 20

                                      RAYMOND JAMES BANK, FSB



                                      /s/ John D. Hallstrom
                                      -----------------------------------------
                                      By:  John D. Hallstrom
                                         --------------------------------------
                                      Its: Vice President
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 21

                                      HELLER FINANCIAL, INC.



                                      -----------------------------------------
                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 22

                                      PILGRIM PRIME RATE TRUST

                                      By:  Pilgrim Investment, Inc.,
                                           as its investment manager



                                      /s/ Elizabeth O. MacLean
                                      -----------------------------------------
                                      By:  ELIZABETH O. MacLEAN
                                         --------------------------------------
                                      Its: VICE PRESIDENT
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.'
June 30, 2000
Page 23

                                      PPM SPYGLASS FUNDING TRUST



                                      -----------------------------------------
                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 24

                                      MORGAN STANLEY DEAN WITTER
                                      PRIME INCOME TRUST



                                      -----------------------------------------
                                      By:
                                          --------------------------------------
                                      Its:
                                           -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 25

                                      KZH ING- 1 LLC



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 26

                                      KZH ING-2 LLC



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 27

                                      SEQUILS-ING I (HBDGM), LTD.

                                      By:  ING Capital Advisors LLC,
                                           Collateral Manager and Authorized
                                           signatory



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 28

                                      TORONTO DOMINION (NEW YORK), INC.



                                      /s/ David G. Park
                                      -----------------------------------------
                                      By:  DAVID G. PARK
                                         --------------------------------------
                                      Its: VICE PRESIDENT
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30,2000
Page 29

                                      SEQUILS PILGRIM I, LTD.

                                      By:  Pilgrim Investments, Inc.,
                                           as its investment manager



                                      /s/ Elizabeth O. MacLean
                                      -----------------------------------------
                                      By:  ELIZABETH O. MacLean
                                         --------------------------------------
                                      Its: VICE PRESIDENT
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 30

                                      WEBSTER BANK



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 31

                                      ARCHIMEDES FUNDING III, Ltd.

                                      By:  ING Capital Advisors LLC
                                           as Collateral Manager



                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 32

                                      CITIZENS BANK



                                      /S/ WENDY M. ANDRUS
                                      -----------------------------------------
                                      By:  WENDY M. ANDRUS
                                         --------------------------------------
                                      Its: VICE PRESIDENT
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 33

                                      PINNACLE TOWERS, INC.



                                      /s/ Christine E. Shirley
                                      -----------------------------------------
                                      By:
                                         --------------------------------------
                                      Its:
                                          -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 34

Accepted and Agreed as
of June 30, 2000:

PINNACLE HOLDINGS, INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

COVERAGE PLUS ANTENNA SYSTEMS, INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

TOWER SYSTEMS, INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

RADIO STATION WGLD, INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

ICB TOWERS, LLC



/s/ Docker A. Todd
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 35

AIRCOMM OF AVON, LLC



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

HIGH POINT MANAGEMENT CO., INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

TOWER TECHNOLOGY CORPORATION OF JACKSONVILLE



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

COASTAL ANTENNA'S INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

MARMAC INDUSTRIES INCORPORATED



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

Mr. Steve Day
Pinnacle Towers Inc.
June 30, 2000
Page 36

PINNACLE TOWERS III INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

SHAFFER & ASSOCIATES, INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

PTI COMMUNICATIONS COMPANY, INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------

INTELLICOM, INC.



/s/ Christine E. Shirley
-----------------------------------------
By:
   --------------------------------------
Its:
    -------------------------------------